UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K
_______________
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 28, 2011
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)
_____________

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant’s telephone number, including area code)

______  _____

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On April 28, 2011, BB&T Corporation issued and sold $700,000,000 aggregate principal amount of its 2.05% Medium-Term Notes, Series A (Senior), due April 28, 2014 and $300,000,000 aggregate principal amount of its Floating Rate Medium-Term Notes, Series A (Senior), due April 28, 2014 (collectively, the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-152543) filed by BB&T Corporation with the Securities and Exchange Commission. In connection with this issuance and sale, the legal opinion of Squire, Sanders & Dempsey (US) LLP as to the enforceability of the Notes is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
5.1	Opinion of Squire, Sanders & Dempsey (US) LLP as to the validity of the Notes.
23.1	Consent of Squire, Sanders & Dempsey (US) LLP (included on Exhibit 5.1).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate
Controller (Principal Accounting Officer)

Date: April 28, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
5.1	Opinion of Squire, Sanders & Dempsey (US) LLP as to the validity of the Notes.
23.1	Consent of Squire, Sanders & Dempsey (US) LLP (included on Exhibit 5.1).